EXHIBIT E

VOID AFTER 5:00 P.M., COLORADO TIME, ON MARCH 23, 2016

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Date: March 24, 2006

SIMTEK CORPORATION

STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”), is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the “Company”), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), 10,000,000 fully paid and nonassessable shares of the Company’s common stock, $0.01 par value (the “Common Stock”), at an exercise price per share (the “Exercise Price”) of $0.75. The number of shares of Common Stock purchasable hereunder (the “Warrant Shares”) and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” means this Warrant issued in connection with that certain License and Development Agreement, dated as of March 24, 2006, by and between the Company and Cypress.

This Warrant is subject to the following terms, provisions and conditions:

1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company by 5 p.m. Colorado time on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend relating to the Securities Act. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

(b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds.

2. Period of Exercise. This Warrant may be exercised at any time or from time to time (an “Exercise Date”) during the period (the “Exercise Period”) beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on March 23, 2016.

3. Certain Agreements of the Company. The Company hereby warrants, covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

(c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

(a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares which may be purchased hereunder shall be proportionately increased. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares which may be purchased hereunder shall be proportionately reduced.

(b) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger, sale, or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(c) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(d) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

(f) Certain Definitions.

(i) “Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

(ii) “Principal Market” means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

5. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. Transfer, Exchange, Redemption and Replacement of Warrant.

(a) Restriction on Transfer. Subject to the terms of this Agreement, this Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 6(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 6(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.

(e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

7. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Amended and Restated Registration Rights Agreement, dated March 24, 2006, by and between the Company and Cypress.

8. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Simtek Corporation

4250 Buckingham Dr., Suite 100

Colorado Springs, CO 80907

Telephone No.: (719) 531-9444

Facsimile No.: (719) 531-9765

Attention: Harold Blomquist, President

With a copy to:

Holme Roberts & Owen LLP

1700 Lincoln Street, Suite 4100

Denver, CO 80203-4541

Telephone No.: (303) 861-7000

Facsimile No.: (303) 866-0200

Attention: Hendrik F. Jordaan, Esq.

If to Cypress:

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134-1709

Attn: Chief Financial Officer and General Counsel

Facsimile: (408) 943-4730

With a copy to:

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134-1709

Attn: Sr. Vice President of Memory and Imaging Division

Facsimile: (408) 943-4730

Either the Company or the holder may at any time designate any other person or address in place of that provided in this Section by giving written notice to the other in accordance with this Section.

9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of California.

10. Miscellaneous.

(a) This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant. Cypress may assign this Warrant only to a transferee or assignee that is an Affiliate of Cypress. The term “Affiliate” shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a “Person”), any Person, which, directly or indirectly, controls, is controlled by or is under common control with such Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

SIMTEK CORPORATION

By:	/s/ Harold A. Blomquist
Name:	Harold A. Blomquist
Title:	President & CEO

FORM OF EXERCISE AGREEMENT

(To be Executed by the holder in order to Exercise the Warrant)

To:	Simtek Corporation
4250 Buckingham Dr., Suite 100
Colorado Springs, CO 80907
Telephone No.: (719) 531-9444
Facsimile No.: (719) 531-9765
Attention:
Its:

The undersigned hereby irrevocably exercises the right to purchase                      shares of the Common Stock, $.01 par value per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the “Company”), and tenders herewith payment of the Exercise Price in full, in the amount of $                    , in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company; and

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐	The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

☐	In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
Signature of Holder

Name of Holder (Print)
Address:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:

Name of Assignee	Address	No of Shares

and hereby irrevocably constitutes and appoints              as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:             ,

In the presence of

__________________

Name:

Signature:
Title of Signing Officer or Agent
(if any):

Address:

Note:	The above signature should correspond exactly with the name on theface of the within Warrant.

Stock Purchase Warrant (June 30, 2006)

VOID AFTER 5:00 P.M., COLORADO TIME, ON JUNE 30, 2016

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

Date: June 30, 2006

SIMTEK CORPORATION

STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”), is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the “Company”), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), 5,000,000 fully paid and nonassessable shares of the Company’s common stock, $0.01 par value (the “Common Stock”), at an exercise price per share (the “Exercise Price”) of $0.75. The number of shares of Common Stock purchasable hereunder (the “Warrant Shares”) and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” means this Warrant issued in connection with that certain License and Development Agreement, dated as of March 24, 2006, by and between the Company and Cypress.

This Warrant is subject to the following terms, provisions and conditions:

1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company by 5 p.m. Colorado time on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend relating to the Securities Act. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

(b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds.

2. Period of Exercise. This Warrant may be exercised at any time or from time to time (an “Exercise Date”) during the period (the “Exercise Period”) beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on June 30, 2016.

3. Certain Agreements of the Company. The Company hereby warrants, covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

(c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

(a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares which may be purchased hereunder shall be proportionately increased. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares which may be purchased hereunder shall be proportionately reduced.

(b) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger, sale, or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(c) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(d) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

(f) Certain Definitions.

(i) “Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

(ii) “Principal Market” means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

5. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. Transfer, Exchange, Redemption and Replacement of Warrant.

(a) Restriction on Transfer. Subject to the terms of this Agreement, this Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 6(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 6(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.

(e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

7. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Amended and Restated Registration Rights Agreement, dated March 24, 2006, by and between the Company and Cypress. 8. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Simtek Corporation

4250 Buckingham Dr., Suite 100

Colorado Springs, CO 80907

Telephone No.: (719) 531-9444

Facsimile No.: (719) 531-9765

Attention: Harold Blomquist, President

With a copy to:

Holme Roberts & Owen LLP

1700 Lincoln Street, Suite 4100

Denver, CO 80203-4541

Telephone No.: (303) 861-7000

Facsimile No.: (303) 866-0200

Attention: Hendrik F. Jordaan, Esq.

If to Cypress:

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134-1709

Attn: Chief Financial Officer and General Counsel

Facsimile: (408) 943-4730

With a copy to:

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134-1709

Attn: Sr. Vice President of Memory and Imaging Division

Facsimile: (408) 943-4730

Either the Company or the holder may at any time designate any other person or address in place of that provided in this Section by giving written notice to the other in accordance with this Section.

9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of California.

10. Miscellaneous.

(a) This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant. Cypress may assign this Warrant only to a transferee or assignee that is an Affiliate of Cypress. The term “Affiliate” shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a “Person”), any Person, which, directly or indirectly, controls, is controlled by or is under common control with such Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

SIMTEK CORPORATION

By:	/s/ Brian P. Alleman
Name:	Brian P. Alleman
Title:	VP & CFO

FORM OF EXERCISE AGREEMENT

(To be Executed by the holder in order to Exercise the Warrant)

To:	Simtek Corporation

4250 Buckingham Dr., Suite 100

Colorado Springs, CO 80907

Telephone No.: (719) 531-9444

Facsimile No.: (719) 531-9765

Attention:

Its:

The undersigned hereby irrevocably exercises the right to purchase              shares of the Common Stock, $.01 par value per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the “Company”), and tenders herewith payment of the Exercise Price in full, in the amount of $            , in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company; and

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐	The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

☐	In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
Signature of Holder

Name of Holder (Print)

Address:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:

Name of Assignee	Address	No of Shares

and hereby irrevocably constitutes and appoints              as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:             ,

In the presence of

______________________________

Name:
Signature:
Title of Signing Officer or Agent
(if any):
Address:

Note:	The above signature should correspond exactly with the name on theface of the within Warrant.

Stock Purchase Warrant (December 31, 2006)

VOID AFTER 5:00 P.M., COLORADO TIME,

ON DECEMBER 31, 2016

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE

EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE

COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN

EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(THE “SECURITIES ACT”), or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

Date: December 31, 2006

SIMTEK CORPORATION

STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”), is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the “Company”), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), 5,000,000 fully paid and nonassessable shares of the Company’s common stock, $0.01 par value (the “Common Stock”), at an exercise price per share (the “Exercise Price”) of $0.75. The number of shares of Common Stock purchasable hereunder (the “Warrant Shares”) and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” means this Warrant issued in connection with that certain License and Development Agreement, dated as of March 24, 2006, by and between the Company and Cypress.

This Warrant is subject to the following terms, provisions and conditions:

1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company by 5 p.m. Colorado time on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend relating to the Securities Act. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

(b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds.

2. Period of Exercise. This Warrant may be exercised at any time or from time to time (an “Exercise Date”) during the period (the “Exercise Period”) beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on December 31, 2016.

3. Certain Agreements of the Company. The Company hereby warrants, covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

(c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

(a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares which may be purchased hereunder shall be proportionately increased. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares which may be purchased hereunder shall be proportionately reduced.

(b) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger, sale, or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(c) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(d) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

(f) Certain Definitions.

(i) “Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

(ii) “Principal Market” means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

5. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. Transfer, Exchange, Redemption and Replacement of Warrant.

(a) Restriction on Transfer. Subject to the terms of this Agreement, this Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 6(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 6(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.

(e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

7. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Amended and Restated Registration Rights Agreement, dated March 24, 2006, by and between the Company and Cypress. 8. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Simtek Corporation

4250 Buckingham Dr., Suite 100

Colorado Springs, CO 80907

Telephone No.: (719) 531-9444

Facsimile No.: (719) 531-9765

Attention: Harold Blomquist, President

With a copy to:

Holme Roberts & Owen LLP

1700 Lincoln Street, Suite 4100

Denver, CO 80203-4541

Telephone No.: (303) 861-7000

Facsimile No.: (303) 866-0200

Attention: Hendrik F. Jordaan, Esq.

If to Cypress:

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134-1709

Attn: Chief Financial Officer and General Counsel

Facsimile: (408) 943-4730

With a copy to:

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134-1709

Attn: Sr. Vice President of Memory and Imaging Division

Facsimile: (408) 943-4730

Either the Company or the holder may at any time designate any other person or address in place of that provided in this Section by giving written notice to the other in accordance with this Section.

9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the state of California.

10. Miscellaneous.

(a) This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant. Cypress may assign this Warrant only to a transferee or assignee that is an Affiliate of Cypress. The term “Affiliate” shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a “Person”), any Person, which, directly or indirectly, controls, is controlled by or is under common control with such Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

SIMTEK CORPORATION

By:	/s/ Brian P. Alleman
Name:	Brian P. Alleman
Title:	VP & CFO

FORM OF EXERCISE AGREEMENT

(To be Executed by the holder in order to Exercise the Warrant)

To:	Simtek Corporation

4250 Buckingham Dr., Suite 100

Colorado Springs, CO 80907

Telephone No.: (719) 531-9444

Facsimile No.: (719) 531-9765

Attention:

Its:

The undersigned hereby irrevocably exercises the right to purchase              shares of the Common Stock, $.01 par value per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the “Company”), and tenders herewith payment of the Exercise Price in full, in the amount of $            , in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company; and

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐	The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

☐	In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
Signature of Holder

Name of Holder (Print)
Address:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:

Name of Assignee	Address	No of Shares

and hereby irrevocably constitutes and appoints                      as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:                     ,

In the presence of

Name:

Signature:
Title of Signing Officer or Agent
(if any):

Address:

	Note:	The above signature should correspond exactly with the name on theface of the within Warrant.